UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2011

SINO AGRO FOOD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54191	33-1219070

State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

Room 3711, China Shine Plaza
No. 9 Lin He Xi Road
Tianhe County
Guangzhou City
P.R.C. 510610
(860) 20 22057860
(Address, Including Zip Code, and Telephone Number, Including
Area Code, of Registrants’ Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 14, 2011, Sino Agro Food, Inc., a Nevada corporation (the “Company”), issued a press release providing a financial update for the fiscal year ended December 31, 2010. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

On April 21, 2011, the Company held a conference call with investors, analysts and others further discussing the Company’s 2010 financial results. A copy of management’s prepared script and remarks and accompanying presentation is furnished with this Current Report on Form 8-K as Exhibit 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following Exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press release, dated April 14, 2011

99.2	Prepared script of April 21, 2011 Earnings Conference Call.

99.3	Management’s prepared remarks for April 21, 2011 Earnings Conference Call.

99.4	Management’s presentation for April 21, 2011 Earnings Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

SINO AGRO FOOD, INC.

Date.: April 21, 2011	BY:	/s/ Lee Yip Kun Solomon
Lee Yip Kun Solomon
Chairman and Chief Executive Officer